UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 21, 2025

Scholar Rock Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142

(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced departure of Edward Myles as Scholar Rock Holding Corporation’s (the “Company”) Chief Operating Officer and Chief Financial Officer on March 15, 2025, the Board of Directors (the “Board”) of the Company appointed Erin Moore, Senior Vice President, Finance, as the Company’s interim Principal Financial Officer and interim Principal Accounting Officer, effective March 21, 2025. Ms. Moore (age 50) joined the Company in October 2018 as Vice President, Finance and Controller, and was promoted to Senior Vice President, Finance in October 2019. She previously served as interim Principal Accounting Officer of the Company from October 2019 to July 2020. Ms. Moore is a Certified Public Accountant and holds a M.S. in Accounting from Bentley College, a M.S. in Environmental Management and Economics from Johns Hopkins University and a B.A. from Clark University.

There are no arrangements or understandings between Ms. Moore and any other persons pursuant to which Ms. Moore was appointed as interim Principal Financial Officer or interim Principal Accounting Officer of the Company. In addition, there are no family relationships between Ms. Moore and any director or executive officer of the Company, and there are no transactions involving Ms. Moore requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.08. Shareholder Director Nominations.

On March 21, 2025, the Board of the Company determined that the Company’s Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be held on May 22, 2025 at 12:00 p.m. Eastern Time via virtual web service and established March 26, 2025 as the record date for determining stockholders entitled to notice of, and vote at, the 2025 Annual Meeting.

In accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s amended and restated bylaws (the “Bylaws”), the deadline for receipt of stockholder proposals or nominations for inclusion in the Company’s proxy statement for the 2025 Annual Meeting pursuant to Rule 14a-8 will be no later than 5:00 p.m. Eastern Time, March 31, 2025, or the tenth (10th) day following the date of this public announcement of the 2025 Annual Meeting date. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 under the Exchange Act and the Bylaws. The March 31, 2025 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act as well as the notice requirements pursuant to Rule 14a-19 of the Exchange Act. Stockholder proposals and director nominations should be addressed to our Corporate Secretary, c/o Scholar Rock Holding Corporation, 301 Binney Street, 3rd Floor, Cambridge, MA 02142.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: March 21, 2025	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary

XBRL-Only Content Section

dei_EntityCentralIndexKey	0001727196
dei_AmendmentFlag	false